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                                                                    EXHIBIT 10i4

Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al. in favor of each of the following persons, to the Trust Agreement and Amendments thereto constituting Exhibits 10i1, 10i2 and 10i3 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                   Name
                                   ----

                              Norman H. Wesley
                              Mark Hausberg
                              Anne C. Linsdau
                              Craig P. Omtvedt
                              Mark A. Roche